SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                -----------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2001

                              THE AUXER GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                     0-30440
                                    ---------
                            (Commission File Number)


                                   22-3537927
                                   ----------
                       (IRS Employer Identification No.)

                12 Andrews Drive, West Paterson, New Jersey 07424
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (973) 890-4925
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to a Stock Purchase Agreement (the "Agreement") effective May 16, 2001, The Auxer Group, Inc., a Delaware corporation (the "Company"); Auxer Telecom, Inc., a Delaware corporation and CT Industries, Inc., a Delaware corporation (collectively known as the "Seller") sold all of the issued and outstanding shares of Clifton Telecard, Inc. to Kattosko Communications, Inc., a New Jersey corporation. (the "Acquisition"). The Auxer Group, Inc. owned the shares of Clifton Telecard, Inc. The consideration for the sale of the shares was as follows:

     1. The value and ownership of the current bank account of Clifton located at Valley National Bank. In addition, Kattosko
          Communications, Inc. and its principal shareholder, Mohd Qattous guaranteed to pay any and all bounced checks, checks for insufficient funds or checks returned for unavailable funds for such account;
     2. Clifton Telecard, Inc. and Kattosko Communications, Inc. agreed to forgive the indebtedness of CT Industries, Inc.;
     3. Auxer Telecom, Inc., agreed to forgive the indebtedness of Clifton Telecard, Inc.;
     4. Kattosko Communications, Inc. executed a promissory note payable in six (6) equal consecutive monthly installments commencing 180 days from the date of the Agreement;
     5. Kattosko Communications, Inc. shall have the right to purchase prepaid telephone cards from Auxer Telecom, Inc. with terms of net 21 and a maximum credit limit of $50,000 at the current discounts, provided goods are in good working condition.
     6. Kattosko Communications, Inc. shall have the right to sell prepaid telephone cards to Seller with terms of Net 21 days and a maximum credit limit of $50,000 with current discounts, provided goods are in good working condition. Such account shall remain active provided Seller maintains account in good standing;
     7. Both Kattosko Communications, Inc. and Seller agree not to deactivate any cards currently in circulation;
     8. The Auxer Group, Inc. and Clifton Telecard, Inc. agree to have mutual and equal access and ownership of all cards with service provided by Auxer Telecom, Inc. currently in stock, except "Original" phone card;
     9. Seller agrees not to sell any of Clifton Telecard, Inc.'s ITG serviced products to any Clifton Telecard, Inc. customers and not to sell the "Original" phone card for more than a certain discount; and not to sell the "African Voice" for more than a certain discount;
     10. Kattosko Communications, Inc. retains the rights to all trademarks containing Clifton Telecard Alliance logo and Auxer Telecom, Inc. retains the rights to all trademarks containing those serviced by Auxer Telecom, Inc. except the "Original" and Seller agrees not to print the "Original";
     11. Kattosko Communications, Inc. and Seller agree to indemnify and hold harmless each other;
     12. Mustafa Qattous shall resign as President of Operations and his employment contract shall be immediately terminated;
     13. Kattosko Communications, Inc. agrees to honor all activations for all invoices to Seller placed by May 14,2001 and no later than May 17,2001

     14. Seller retains the right to sell product to Quick Stop (Heider) with out any restrictions or stipulations;
     15. Seller shall not be allowed to sell either the "Original", "Northern Star" or "African Voice" to any of Kattosko Communications, Inc.'s customers (with the exception of Quick Stop);
     16. Kattosko Communications, Inc. shall be responsible for Clifton's payroll as of May 14, 2001.
     17. Seller shall not make any prepaid telephone cards with Total Call, Inc. for a period of one year from the date hereof.

The Sale was approved by the unanimous consent of the Board of Directors of the Company on May 16, 2001.

ITEM 7. FINANCIAL STATEMENTS

The unaudited pro forma combined balance sheets as of March 31, 2001 and March 31, 2000; unaudited pro forma combined statements of income and retained earnings for the period ending March 31, 2001 and March 31, 2000 are filed herewith.

                   THE AUXER GROUP, INC.

               UNAUDITED PROFORMA CONSOLIDATED
                    FINANCIAL STATEMENTS

                          Index

Financial Statements:

Unaudited Proforma Combined Balance Sheets - 3/31/01

Unaudited Proforma Combined Statement of Income and
Retained Earnings - 03/31/01

                              THE AUXER GROUP, INC.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                  March 31,2001

                                             The Auxer Group   (Less)Clifton   Pro Forma    ProsForma
                                             Inc. (Combined)   Telecard, Inc.  Adjustments  Combined
                                             ---------------    --------------  ----------- --------
Cash                                              75,779.00       44,781.00        0.00     30,998.00
Savings                                           44,663.00                                 44,663.00
Accounts Receivable                            1,953,913.00    1,714,576.00        0.00    239,337.00
Less Allowance for Doubtful Accounts             (65,223.00)     (41,133.00)       0.00    (24,090.00)
                                               ------------    ------------  ----------  ------------
Net                                            1,888,690.00    1,673,443.00        0.00    215,247.00

Inventory                                      1,947,448.00    1,301,747.00        0.00    645,701.00

Subscriptions Receivable                               0.00            0.00        0.00          0.00

Prepaid Expenses                                  77,825.00        8,000.00        0.00     69,825.00

Other Receivables                                      0.00            0.00        0.00          0.00

Total Current Assets                           4,034,405.00    3,027,971.00        0.00  1,006,434.00
                                               ------------    ------------  ----------  ------------

Furniture & Fixtures                              23,329.00            0.00        0.00     23,329.00

Machinery & Equipment                            669,829.00       20,569.00        0.00    649,260.00

Office Equipment                                       0.00            0.00        0.00          0.00

Vehicles                                          39,536.00            0.00        0.00     39,536.00

Leasehold Improvements                             2,121.00            0.00        0.00      2,121.00
                                               ------------    ------------  ----------  ------------
                                                 734,815.00       20,569.00        0.00    714,246.00
Less:  Accumulated Depreciation                 (135,053.00)      (2,054.00)       0.00   (132,999.00)
                                               ------------    ------------  ----------  ------------

Total (Net) Property & Equipment                 599,762.00       18,515.00        0.00    581,247.00
                                               ------------    ------------  ----------  ------------

Goodwill                                         846,939.00      846,939.00        0.00          0.00
Less:  Accumulated Amortization                  (84,694.00)     (84,694.00)       0.00          0.00
Other Receivables                                 74,388.00      102,000.00        0.00    (27,612.00)

Security Deposit                                 180,481.00        9,403.00        0.00    171,078.00
                                               ------------    ------------  ----------  ------------

Total Other Assets                             1,017,114.00      873,648.00        0.00    143,466.00
                                               ------------    ------------  ----------  ------------
Less:  Accumulated Amortization
TOTAL ASSETS:                                  5,651,281.00    3,920,134.00        0.00  1,731,147.00
                                               ------------    ------------  ----------  ------------

Accounts payable and Accrued Expenses          2,488,520.00    2,251,161.00  102,000.00    339,359.00

Credit Line                                       30,618.00            0.00        0.00     30,618.00
Deferred Sales                                   952,578.00      722,150.00           0    230,428.00
Notes Payable                                    756,460.00            0.00        0.00    756,460.00

Notes Payable - Shareholders                      99,837.00            0.00        0.00     99,837.00
                                               ------------    ------------  ----------  ------------

Total Current Liabilities                      4,328,013.00    2,973,311.00  102,000.00  1,456,702.00
                                               ------------    ------------  ----------  ------------

Long-term Liabilities

Notes payable, less current maturity               2,807.00            0.00        0.00      2,807.00
Notes payable-convertible debt                   911,685.00            0.00        0.00    911,685.00
                                               ------------    ------------  ----------  ------------
Total Long-term Liabilities                      914,492.00            0.00        0.00    914,492.00

TOTAL LIABILITIES                              5,242,505.00    2,973,311.00  102,000.00  2,371,194.00

Common Stock                                     126,447.00            0.00        0.00    126,447.00

Preferred Stock                                    2,750.00            0.00        0.00      2,750.00

Additional paid in Capital - Common            9,450,628.00      964,000.00        0.00  8,486,628.00
Additional paid in Capital - Preferred           409,750.00            0.00        0.00    409,750.00

Beginning Balance Equity                               0.00            0.00        0.00          0.00
Retained Earnings (Accumulate Deficit)        (7,624,650.00)      83,574.00        0.00 (7,708,224.00)
Current Net Loss (gain/loss)                  (1,956,149.00)       1,249.00        0.00 (1,957,398.00)
                                               ------------    ------------  ----------  ------------
Total Stockholders' Equity                       408,776.00    1,048,823.00        0.00   (640,047.00)
                                               ------------    ------------  ----------  ------------

TOTAL LIABILITIES & EQUITY                     5,651,281.00    4,022,134.00  102,000.00  1,731,147.00
                                               ============    ============  ==========  ============

                              THE AUXER GROUP, INC.

      UNAUDITED PROFORMA COMBINED STATEMENT OF INCOME AND RETAINED EARNINGS
                      For the period Ending March 31, 2001

                                             The Auxer Group   (Less)Clifton          Pro Forma        Pro Forma
                                             Inc. (Combined)   Telecard, Inc.         Adjustments      Combined
                                             ---------------    --------------        -----------      --------
Income                                          7,412,884.00      7,185,748.00       363,818.00        590,954.00

Less Cost of Goods Sold                         7,091,737.00      6,902,148.00       363,818.00        553,407.00
                                               -------------          --------             ----     -------------

Gross Profit                                      321,147.00        283,600.00             0.00         37,547.00
                                               -------------          --------             ----     -------------

OPERATIONS:

General and Administrative                      1,820,531.00        281,323.00             0.00      1,539,208.00

Depreciation                                       35,487.00          1,028.00             0.00         34,459.00

Interest Expense                                  422,462.00              0.00             0.00        422,462.00
                                               -------------          --------             ----     -------------
Total Expenses                                  2,278,480.00        282,351.00             0.00      1,996,129.00
                                               -------------          --------             ----     -------------

Income (loss) from Operations                  (1,957,333.00)         1,249.00             0.00     (1,958,582.00)

Other Income (Expenses):
Interest Income                                     1,184.00                                             1,184.00
Loss on abandonment                                                                                          0.00
Extraordinary Items:
                                               -------------          --------             ----     -------------
NET INCOME (LOSS):                             (1,956,149.00)         1,249.00             0.00     (1,957,398.00)
                                               -------------          --------             ----     -------------
Accumulated Deficit at Beginning                        0.00              0.00             0.00              0.00
                                               -------------          --------             ----     -------------
Accumulated Deficit at End                     (1,956,149.00)         1,249.00             0.00     (1,957,398.00)
                                               =============          ========             ====     =============

Net Income (loss) per common share                     $0.02                                               ($0.02)
                                                       =====                                               ======
Net Income (loss) per common share -
assuming dilution                                      $0.02                                               ($0.01)
                                                       =====                                               ======

                   THE AUXER GROUP, INC.

               UNAUDITED PROFORMA CONSOLIDATED
                    FINANCIAL STATEMENTS

                          Index

Financial Statements:

Unaudited Proforma Combined Balance Sheets - 3/31/00

Unaudited Proforma Combined Statement of Income and
Retained Earnings - 03/31/00

                              THE AUXER GROUP, INC.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                  March 31,2000

                                             The Auxer Group   (Less)Clifton   Pro Forma    ProsForma
                                             Inc. (Combined)   Telecard, Inc.  Adjustments  Combined
                                             ---------------    --------------  ----------- --------
Cash                                             41,929.00      0.00           0.00        41,929.00
Savings                                               0.00      0.00
Accounts Receivable                             396,100.00      0.00           0.00       396,100.00
Less Allowance for Doubtful Accounts            (24,090.00)     0.00           0.00       (24,090.00)
                                             -------------      ----           ----    -------------
Net                                             372,010.00      0.00           0.00       372,010.00

Inventory                                       457,527.00      0.00           0.00       457,527.00

Subscriptions Receivable                              0.00      0.00           0.00             0.00

Prepaid Expenses                                      0.00      0.00           0.00             0.00

Other Receivables                                     0.00      0.00           0.00             0.00

Total Current Assets                            871,466.00      0.00           0.00       871,466.00
                                             -------------      ----           ----    -------------

Furniture & Fixtures                             10,372.00      0.00           0.00        10,372.00

Machinery & Equipment                            52,878.00      0.00           0.00        52,878.00

Office Equipment                                      0.00      0.00           0.00             0.00

Vehicles                                         31,728.00      0.00           0.00        31,728.00

Leasehold Improvements                            7,879.00      0.00           0.00         7,879.00
                                             -------------      ----           ----    -------------
                                                102,857.00      0.00           0.00       102,857.00
Less:  Accumulated Deprecia                     (40,615.00)     0.00           0.00       (40,615.00)
                                             -------------      ----           ----    -------------

Total (Net) Property & Equipment                 62,242.00      0.00           0.00        62,242.00
                                             -------------      ----           ----    -------------

Goodwill                                              0.00      0.00           0.00             0.00
Less:  Accumulated Amortization                       0.00      0.00           0.00
Other Receivables                                23,283.00      0.00           0.00        23,283.00

Security Deposit                                 18,995.00      0.00           0.00        18,995.00

Total Other Assets                               42,278.00      0.00           0.00        42,278.00
Less:  Accumulated Amortization
TOTAL ASSETS:                                   975,986.00      0.00           0.00       975,986.00
                                             =============      ====           ====    =============

Accounts payable and Accrue Expen               226,865.00      0.00           0.00       226,865.00

Credit Line                                      96,492.00      0.00           0.00        96,492.00
Deferred Sales                                        0.00      0.00           0                0.00
Notes Payable                                    84,460.00      0.00           0.00        84,460.00

Notes Payable - Shareholders                    113,444.00      0.00           0.00       113,444.00
                                             -------------      ----           ----    -------------

Total Current Liabilities                       521,261.00      0.00           0.00       521,261.00
                                             -------------      ----           ----    -------------
Long-term Liabilities

Notes payable, less current maturities            4,608.00      0.00           0.00         4,608.00
Notes payable-convertible debt                        0.00      0.00           0.00             0.00
                                             -------------      ----           ----    -------------
Total Long-term Liabilities                       4,608.00      0.00           0.00         4,608.00

TOTAL LIABILITIES                               525,869.00      0.00           0.00       525,869.00

Common Stock                                     67,357.00      0.00           0.00        67,357.00

Preferred Stock                                   2,750.00      0.00           0.00         2,750.00

Additional paid in Capital                    5,305,658.00      0.00           0.00     5,305,658.00
Additional paid in Capital - Preferred                0.00      0.00           0.00

Beginning Balance Equity                              0.00      0.00           0.00             0.00
Retained Earnings (Accumulated Deficit       (4,828,818.00)     0.00           0.00    (4,828,818.00)
Current Net Loss (gain/loss)                    (96,830.00)     0.00           0.00       (96,830.00)
                                             -------------      ----           ----    -------------
Total Stockholders' Equity                      450,117.00      0.00           0.00       450,117.00
                                             -------------      ----           ----    -------------
TOTAL LIABILITIES & EQUITY                      975,986.00      0.00           0.00       975,986.00
                                             =============      ====           ====    =============

                              THE AUXER GROUP, INC.

      UNAUDITED PROFORMA COMBINED STATEMENT OF INCOME AND RETAINED EARNINGS
                      For the period Ending March 31, 2000

                                             The Auxer Group   (Less)Clifton         Pro Forma         ProsForma
                                             Inc. (Combined)   Telecard, Inc.        Adjustments       Combined
                                             ---------------    --------------       -----------       --------
Income                                            535,540.00              0.00             0.00        535,540.00

Less Cost of Goods Sold                           364,206.00              0.00             0.00        364,206.00
                                               -------------              ----             ----     -------------

Gross Profit                                      171,334.00              0.00             0.00        171,334.00
                                               -------------              ----             ----     -------------

OPERATIONS:

General and Administrative                        259,273.00              0.00             0.00        259,273.00

Depreciation                                        4,035.00              0.00             0.00          4,035.00

Interest Expense                                    2,338.00              0.00             0.00          2,338.00
                                               -------------              ----             ----     -------------

Total Expenses                                    265,646.00              0.00             0.00        265,646.00
                                               -------------              ----             ----     -------------

Income (loss) from Operations                     (94,312.00)             0.00             0.00        (94,312.00)

Other Income (Expenses):
Interest Income                                         0.00                                                 0.00
Loss on abandonment                                (2,518.00)                                           (2,518.00)
Extraordinary Items:
                                               -------------              ----             ----     -------------
NET INCOME (LOSS):                                (96,830.00)             0.00             0.00        (96,830.00)
                                               -------------              ----             ----     -------------

Accumulated Deficit at Beginning               (4,828,818.00)             0.00             0.00     (4,828,818.00)
                                               -------------              ----             ----     -------------

Accumulated Deficit at End                     (4,925,648.00)             0.00             0.00     (4,925,648.00)
                                               =============              ====             ====     =============

Net Income (loss) per common share                     $0.02                                               ($0.00)
                                               =============              ====             ====     =============
Net Income (loss) per common share -
assuming dilution                                      $0.02                                               ($0.00)
                                               =============              ====             ====     =============

Index to Exhibits

2.1      Stock Purchase Agreement. *

* Filed with the original 8-K on May 31, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               The Auxer Group, Inc.,
                                               a Delaware corporation

                                               By: Eugene Chiaramonte, Jr.
                                               ---------------------------
                                                   Eugene Chiaramonte, Jr.
                                                   President

DATED: July 13, 2001